                                                                   EXHIBIT  32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Guy J. Quigley,  the Chief  Executive  Officer of The Quigley
Corporation,  a Nevada corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Annual  Report on Form 10-K for the year  ended  December  31,  2004 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                        /s/  Guy J. Quigley
                                                        ------------------------
                                                        Guy J. Quigley
                                                        Chief Executive Officer
                                                        March 31, 2005